UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Slideshow Presentation
Supplemental Material
Certain Financial Information regarding American Ref-Fuel

Item 7.01. Regulation FD Disclosure.

               On February 2, 2005, Danielson Holding Corporation (the “Company”) held a conference call and webcast (the “Conference Call”) with an accompanying slideshow presentation to discuss the Company’s most recent announcement regarding the acquisition of American Ref-Fuel Holdings Corp. (“American Ref-Fuel”). The slideshow presentation that accompanied the Conference Call is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Supplemental material regarding disclosure of non-GAAP financial information to the slideshow presentation was also provided by the Company on its website and it is filed as Exhibit 99.2 hereto and is incorporated herein by reference. The recorded Conference Call and slideshow presentation as well as the supplemental material can currently be viewed and obtained through the Investor Relations section of the Company’s website at www.danielsonholding.com.

               In addition to the information contained in the slideshow presentation and accompanying supplemental material regarding disclosure of non-GAAP financial information, the Company also discussed during the Conference Call certain financial information regarding American Ref-Fuel that was previously provided in the Company’s press release that was filed as Exhibit 99.1 to the Company’s Form 8-K filed on February 2, 2005 (the “Press Release”) with the United States Securities and Exchange Commission. This additional financial information has been excerpted from the Press Release and filed as Exhibit 99.3 hereto and is also incorporated herein by reference.

               In order to clarify the Company’s response to a question that was posed during the Conference Call, the Company is providing the following information regarding the high-yield notes issued by the Company’s subsidiary Covanta Energy Corporation (“Covanta”) with a stated maturity of seven years (the “High Yield Notes”). This information may also be found in the Reports on Form 10-Q and Form 10-K of Covanta filed with the Commission during 2004. All or a part of the High-Yield Notes are pre-payable by Covanta at par of 100% of the accreted value at any time on or before March 15, 2006 and at a premium starting at 104.625% of par and decreasing during the remainder of the term of the High Yield Notes. The Company would like to make clear that this statement is not prompted by any new development related to its acquisition of American Ref-Fuel, but is simply an effort to clarify a statement made during the Conference Call regarding a contractual provision of the High-Yield Notes as described above.

               The information in this Form 8-K and Exhibits 99.1, 99.2 and 99.3 is furnished pursuant to Item 7.01, “Regulation FD Disclosure,” and, except as shall be expressly set forth by specific reference in such filing, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired — Not Applicable.

(b) Pro Forma Financial Information — Not Applicable.

(c) Exhibits

Exhibit No.	Exhibit
99.1	Slideshow Presentation from the Conference Call on February 2, 2005 regarding the Company’s recent announcement regarding the acquisition by the Company of American Ref-Fuel.

99.2	Supplemental Material provided by the Company for the Conference Call on February 2, 2005.

99.3	Certain Financial Information regarding American Ref-Fuel that was referred to in the Conference Call on February 2, 2005 and that has been excerpted from Exhibit 99.1 of Form 8-K filed by the Company with the Commission on February 2, 2005.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 3, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By: /s/ Timothy J. Simpson
Name: Timothy J. Simpson
Title: General Counsel and Secretary

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Slideshow Presentation from the Conference Call on February 2, 2005 regarding the Company’s recent announcement regarding the acquisition by the Company of American Ref-Fuel.

99.2	Supplemental Material provided by the Company for the Conference Call on February 2, 2005.

99.3	Certain Financial Information regarding American Ref-Fuel that was referred to in the Conference Call on February 2, 2005 and that has been excerpted from Exhibit 99.1 of Form 8-K filed by the Company with the Commission on February 2, 2005.